As filed with the Securities and Exchange Commission on September 5, 2014

Registration No. 333-198299

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________________________

Amendment No. 1

to

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

__________________________________________________

PEAPACK-GLADSTONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	22-3537895
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

__________________________________________________

500 Hills Drive, Suite 300

Bedminster, New Jersey 07921

(908) 234-0700

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)
 __________________________________________________

Jeffrey J. Carfora, Chief Financial Officer

500 Hills Drive, Suite 300

Bedminster, New Jersey 07921

(908) 234-0700

(Name, address, including zip code, and telephone number, including area code, of agent for service)
 __________________________________________________

Copies to:

Michael T. Rave, Esq.

Day Pitney LLP

One Jefferson Road

Parsippany, New Jersey 07054

(973) 966-6300

 __________________________________________________

Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.    ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.    ☒

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If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.    ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.    ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☒
Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 1 to Form S-3 (this “Amendment”) is being filed to amend the Registration Statement on Form S-3 (File No. 333-198299) originally filed by Peapack-Gladstone Financial Corporation on August 22, 2014. The sole purpose of this Amendment is to file an amended version of the opinion of counsel filed as Exhibit 5.1 to the Registration Statement and to re-file the Exhibit Index in Item 16 of Part II. Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 16 of Part II and the exhibit list therein, the signature pages and Exhibit 5.1 filed herewith.

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PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits

The following exhibits are filed herewith or incorporated by reference. The reference numbers correspond to the numbered paragraphs of Item 601 of Regulation S-K.

1*	Form of Underwriting Agreement.
4.1*	Form of Preferred Stock Certificate.
4.2*	Form of Senior Debt Security.
4.3*	Form of Subordinated Debt Security.
4.4*	Form of Depositary Receipt.
4.5*	Form of Warrant Certificate.
4.6*	Form of Unit Certificate.
4.7*	Form of Certificate of Designation of Preferred Stock.
4.8+	Form of Senior Debt Indenture.
4.9+	Form of Subordinated Debt Indenture.
4.10*	Form of Deposit Agreement for Depositary Shares.
4.11*	Form of Warrant Agreement.
4.12*	Form of Unit Agreement.
5.1	Opinion of Day Pitney LLP regarding the legality of the securities being registered.
12.1+	Computation of Ratios of Earnings to Fixed Charges.
23.1+	Consent of Crowe Horwath LLP.
23.2	Consent of Day Pitney LLP (included as part of Exhibit 5).
24.1+	Power of Attorney.
25.1**	Statement of Eligibility of Trustee on Form T-1 of Trustee under the Senior Debt Indenture.
25.2**	Statement of Eligibility of Trustee on Form T-1 of Trustee under the Subordinated Debt Indenture.

*	To be filed subsequent to the effectiveness of this registration statement.
**	To be filed subsequent to the effectiveness of this registration statement pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939, as amended.
+	Previously filed.

II-1

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Town of Bedminster, State of New Jersey, on September 5, 2014.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

By:	/s/ Douglas L. Kennedy
Douglas L. Kennedy
President & Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Douglas L. Kennedy	President, Chief Executive Officer and Director	September 5, 2014
Douglas L. Kennedy	(Principal Executive Officer)

/s/ Jeffrey J. Carfora	Senior Executive Vice President and Chief Financial Officer	September 5, 2014
Jeffrey J. Carfora	(Principal Financial Officer and Principal Accounting Officer)

/s/ F. Duffield Meyercord*	Chairman of the Board of Director	September 5, 2014
F. Duffield Meyercord

/s/ Finn M.W. Caspersen, Jr.*	Director, Senior Executive Vice President, Chief Operating Officer	September 5, 2014
Finn M.W. Caspersen, Jr.	and General Counsel

/s/ Dr. Susan A. Cole*	Director	September 5, 2014
Dr. Susan A. Cole

/s/ Anthony J. Consi, II*	Director	September 5, 2014
Anthony J. Consi, II

/s/ Edward A. Gramigna, Jr.*	Director	September 5, 2014
Edward A. Gramigna, Jr.

/s/ Frank A. Kissel*	Director	September 5, 2014
Frank A. Kissel

/s/ John D. Kissel*	Director	September 5, 2014
John D. Kissel

/s/ James R. Lamb*	Director	September 5, 2014
James R. Lamb

/s/ Edward A. Merton*	Director	September 5, 2014
Edward A. Merton

/s/ Philip W. Smith III*	Director	September 5, 2014
Philip W. Smith III

/s/ Beth Welsh*	Director	September 5, 2014
Beth Welsh

/s/ Richard Daingerfield*	Director	September 5, 2014
Richard Daingerfield

* By:	/s/ Jeffrey J. Carfora
Jeffrey J. Carfora
Attorney-in-Fact

INDEX TO EXHIBITS

1*	Form of Underwriting Agreement.
4.1*	Form of Preferred Stock Certificate.
4.2*	Form of Senior Debt Security.
4.3*	Form of Subordinated Debt Security.
4.4*	Form of Depositary Receipt.
4.5*	Form of Warrant Certificate.
4.6*	Form of Unit Certificate.
4.7*	Form of Certificate of Designation of Preferred Stock.
4.8+	Form of Senior Debt Indenture.
4.9+	Form of Subordinated Debt Indenture.
4.10*	Form of Deposit Agreement for Depositary Shares.
4.11*	Form of Warrant Agreement.
4.12*	Form of Unit Agreement.
5.1	Opinion of Day Pitney LLP regarding the legality of the securities being registered.
12.1+	Computation of Ratios of Earnings to Fixed Charges.
23.1+	Consent of Crowe Horwath LLP.
23.2	Consent of Day Pitney LLP (included as part of Exhibit 5).
24.1+	Power of Attorney.
25.1**	Statement of Eligibility of Trustee on Form T-1 of Trustee under the Senior Debt Indenture.
25.2**	Statement of Eligibility of Trustee on Form T-1 of Trustee under the Subordinated Debt Indenture.

*	To be filed subsequent to the effectiveness of this registration statement.
**	To be filed subsequent to the effectiveness of this registration statement pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939, as amended.
+	Previously filed.